Exhibit 10.1

SUBSCRIPTION BOOKLET

ELEPHANT TALK COMMUNICATIONS Corp.

___________________________

SERIES A-1 PREFERRED STOCK

BEST EFFORTS Offering

MAXIMUM AMOUNT: ($1,000,000)

___________________________

DAWSON JAMES SECURITIES INC.

OCTOBER 18, 2016

CONTENTS

Instructions for Subscription

Exhibit A:	Wiring and Check Instructions

Exhibit B:	Summary of the Offering and Executive Summary

Exhibit C:	Subscription Agreement

Exhibit D:	Series A-1 Preferred Stock Certificate of Designation

Exhibit E:	Accredited Investor Questionnaire

Exhibit F:	Risk Factors

Exhibit G:	SEC Reports

Elephant Talk Communications Corp.

SUBSCRIPTION BOOKLET

INSTRUCTIONS FOR SUBSCRIPTION FOR PREFERRED STOCK

Each subscriber for Preferred Shares offered must do the following:

1.	Complete, sign and deliver the Subscription Agreement included in this Subscription Booklet.

2.	Complete, sign and deliver the Confidential Subscriber Questionnaire included in this Subscription Booklet.

3.	Deliver payment in the amount of the Preferred Shares subscribed for in accordance with the wire transfer and check instructions attached hereto as Exhibit A.

Delivery of the completed subscription documents described above and check (if applicable) should be delivered directly to the Placement Agent at the following address:

Dawson James Securities, Inc.

925 South Federal Highway, 6th Floor

Boca Raton, Florida 33432

Attention: Ms. Monique Maclaren

Phone: 561.208.2907

Fax: 561.208.2969

THE COMPANY MAY ACCEPT OR REJECT SUBSCRIPTIONS IN ITS SOLE DISCRETION. THE OFFERING IS AVAILABLE ONLY TO “ACCREDITED INVESTORS” AS DEFINED UNDER REGULATION D OF THE SECURITIES ACT OF 1933, AS AMENDED. In the event that a subscription offer is not accepted by the Company, the subscription funds shall be returned to the subscriber, without interest or deduction thereon.

EXHIBIT A

Wire and Check Instructions

Wiring Instructions:

To subscribe for Preferred Shares in the private offering of Elephant Talk Communications Corp.

1.	Date and Fill in the number of Preferred Shares being purchased and Complete and Sign the Omnibus Signature Page to Subscription Agreement and the Subscriber Questionnaire.

2.	Sign the Confidential Subscriber Questionnaire page attached to this letter.

3.	Fax all forms to Monique Maclaren at (561) 391-5757 and then send all signed original documents with a check (if a check is being used) to:

Monique Maclaren

Dawson James Securities, Inc.

925 South Federal Highway, 6th Floor

Boca Raton, Florida 33432

4.	Please make your subscription payment payable to the order of "Continental Stock Transfer & Trust, Escrow Agent for Elephant Talk Communications Corp."

For wiring funds directly to the escrow account,

see the following instructions:

Checks:

Checks should be made out to the order of “Continental Stock Transfer & Trust as Escrow Agent for Elephant Talk Communications Corp.”

Exhibit B

SUMMARY OF THE OFFERING

The following summary is qualified in its entirety by the detailed information appearing elsewhere in this Subscription Booklet and related Exhibits. Although this Subscription Booklet may provide potential investors with some references to subject headings, the information appearing under those headings is not necessarily a complete or exclusive discussion or description of that subject. References in this Subscription Booklet to the “Company”, “ETAK,” “we,” “us” and “our” and words of similar import refer to Elephant Talk Communications Corp. and its subsidiaries.

An investment in the securities offered hereby involves a high degree of risk. Prospective investors are urged to read this Subscription Booklet and Exhibits carefully and in their entirety including the risk factors set forth in Exhibit F.

The Company:	Elephant Talk Communications Corp.

Offering:	Best Efforts Offering of up to One Hundred (100) Shares of Series A-1 Preferred Stock (the “Preferred Shares”).

Offering Price:	$10,000 per Preferred Share.

Amount of the Offering:	Up to $1,000,000 (the “Maximum Amount”) from accredited investors to be identified by the Company. Persons associated with the Company, the Placement Agent, and sub-placement agents may invest in this Offering; and those investments, if any, may be taken into consideration in determining that the Minimum Offering Amount has been satisfied.

Minimum Subscription:	The minimum subscription amount for the Preferred Shares is $20,000 (2 Preferred Shares).

Closings:	The Company intends to conduct an initial closing (the “Initial Closing”) on or before the Termination Date, and may, after such initial closing, if any, conduct subsequent closings (each a “Subsequent Closing”) during the remainder of the term of the Offering until the earlier to occur of: (i) the date, if any, on which the Maximum Amount has been subscribed for and accepted by the Company or (ii) December 31, 2016 (the “Termination Date”). The Termination Date may be extended for an additional thirty (30) days in the Company’s sole discretion, without notice to investors.

Offering Escrow:	The Company and the Placement Agent have entered into an Escrow Agreement with Continental Stock Transfer & Trust (“CST&T” or the “Escrow Agent”) pursuant to which CST&T has agreed to act as the escrow agent for the Offering. All subscription amounts will be placed in a non-interest bearing escrow account established by the Escrow Agent. Upon, and following, the completion of a closing and prior to the Termination Date, the proceeds from the sale of the Preferred Shares less any commissions payable to the Placement Agent will be delivered to the Company. Subscriptions for our Units, once accepted by the Company, in whole or in part, will be irrevocable. If a subscription is not accepted prior to the Termination Date, the subscription will be returned to the subscriber promptly and without interest or deduction.

No Dividends:	The Preferred Shares shall not have dividend rights, and therefore no dividends will accrue on the Preferred Shares.

Placement Agent:	The Preferred Shares are being offered to U.S. investors on our behalf by Dawson James Securities, Inc. (the “Placement Agent”), and we have agreed to pay a commission of 8% of the gross proceeds raised from the sale of the Shares in the Offering; provided however, the Placement Agent shall not be entitled to the aforementioned commission with respect to funds received from investors that are not introduced to the Company by the Placement Agent. We have also agreed to reimburse the Placement Agent for its reasonable out-of-pocket expenses in connection with the Offering not to exceed $15,000.00. In addition, in the Placement Agreement executed by the Company and the Placement Agent in connection with this Offering, the Company has granted to the Placement Agent certain indemnification and advancement rights in connection with any claims arising in connection with this Offering.

The Placement Agent reserves the right to offer all or a portion of the Preferred Shares through one or more sub-placement agents who will be registered broker-dealers and members of the Financial Industry Regulatory Authority, or FINRA.

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Conversion:	Optional Conversion. The Preferred Shares are convertible into a percentage of the total issued shares of common stock of the Company in the ratios set forth below. Each Preferred Share is convertible into 0.04% of the Company’s issued and outstanding shares of common stock immediately prior to conversion:

One Hundred Preferred Shares	4.0%
One Hundred Preferred Shares	4.0%
Ninety Preferred Shares	3.6%
Eighty Preferred Shares	3.2%
Seventy Preferred Shares	2.8%
Sixty Preferred Shares	2.4%
Fifty Preferred Shares	2.0%
Forty Preferred Shares	1.6%
Thirty Preferred Shares	1.2%
Twenty Preferred Shares	0.8%
Ten Preferred Shares	0.4%

Change of Control:	Mandatory Conversion. Commencing on September 2, 2017, the Company has the option to automatically convert the Preferred Shares into shares of the Company’s common stock. If the Company exercises this option the Preferred Shares and the Series A Preferred (hereinafter defined) will automatically convert simultaneously.

Registration Rights:	In the event of a change of control of the Company (meaning an acquisition of 30% or more of the Company’s issued common shares by a single party/parties acting in concert) before the first anniversary, the Company may compel Investor to exercise the preferential conversion right of the Preferred Share(s) at a time of Company’s choosing.

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If the Company proposes to register any of its Common Stock (other than pursuant to a Registration Statement on Form S-4 or S-8 or any successor form), it will give prompt written notice to the Investors of its intention to effect such Registration Statement (the “Incidental Registration”). Within ten business days of receiving such written notice of an Incidental Registration, the Investors may each individually make a written request (the “Piggy-Back Request”) that the Company include in the proposed Incidental Registration all, or a portion, of the common stock underlying the Preferred Shares. The Piggy-Back Request shall set forth the common stock underlying the Preferred Shares intended to be disposed of by the applicable Investor and the intended method of disposition thereof. However, in the event the Preferred Shares or the common stock underlying the Preferred Shares have been beneficially held by the Investors for a period of more than twelve (12) months, then the Investors shall not have the right to include such s hares on the Registration Statement.

Investors:	Sales of the Preferred Shares will be made only to “accredited investors,” as defined in Rule 501(a) of the Securities Act in an offering intended to be exempt from registration pursuant to Rule 506 under the Securities Act.

Subscription Requirements:	An investor must deliver to the Company: (i) a signed Subscription Agreement; (ii) (the completed Accredited Investor Questionnaire; and; (iii) the purchase price for the securities to the Company.

Use of Proceeds:	The proceeds of this financing will be used toward the Management’s restructuring program, to repay certain existing debt and for general working capital.

Shares of Common Stock Outstanding:	As of September 30, 2016, there are 171,396,973 shares of the Company’s common stock outstanding.

Shares of Preferred Stock Outstanding:	As of October 12, 2016, 149 shares of Series A Preferred Stock (the “Series A Preferred”) are issued and outstanding. The rights, preferences and restrictions of the Series A Preferred are the same as the Series A-1 Preferred.

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No Market For the Preferred Shares:	Our Common Stock is traded on the NYSE MKT LLC under the symbol “ETAK.” The Preferred Shares are not listed on any national securities exchange or other market, and there is no market for the Preferred Shares. The Company does not intend to apply for listing of the Preferred Shares, and does not expect a market for the Preferred Shares to develop.

Confidentiality:	Subject to required disclosure to governmental agencies and other disclosure required as a matter of law, the existence of this Subscription Booklet, the identity of the investors, the provisions contained herein, as well as the discussions between the parties hereto and their respective agents, will be held in confidence by the parties hereto and their agents and representatives, and they will provide such information only to those parties with a need to know of the existence of this Summary of the Offering and the provisions herein (such receiving parties to be similarly subject to confidential agreements or duties). The investor and the Company further agree they will not use any portion of the information and data provided to such party by the other party for any purpose other than the consummation of the transaction contemplated by this Subscription Booklet.

Restrictions on Transfer:	The securities offered will be restricted as to transferability under state and federal laws regulating securities. The issuance of the securities has not been registered under the Securities Act, or any other similar state statutes, in reliance upon exemptions from the registration requirements contained therein. Accordingly, the securities will be “restricted securities” as defined in Rule 144 of the Securities Act. As “restricted securities,” an investor must hold them indefinitely and may not dispose or otherwise sell them without registration under the Securities Act and any applicable state securities laws unless exemptions form registrations are available. Moreover, in the event an investor desires to sell or otherwise dispose of any of the securities, the investor will be required to furnish us with an opinion of counsel acceptable to us that the transfer would not violate the registration requirements of the Securities Act or applicable state securities laws.

Any certificate or other document evidencing the securities will be imprinted with a conspicuous legend stating that the securities have not been registered under the Securities Act and state securities laws, and referring to the restrictions on transferability and sale of the securities. In addition, our records concerning the securities will include “stop transfer notations” with respect to such securities.

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EXECUTIVE SUMMARY

This summary highlights certain information with respect to the Company contained elsewhere in this Subscription Booklet. This summary does not contain all of the information that you should consider before purchasing securities. You should read this entire offering carefully, including the information under the heading “Risk Factors,” before investing in the securities.

Business Overview

Elephant Talk is a software-as-a-service provider, with a “Customer Success” technology platform which consists of the following core elements:

➢	Our Mobile cloud, a core element of our capability.
➢	Our Programmable Messaging cloud.
➢	Our Security and Authentication cloud.

Our goal is for Elephant Talk to become the market leader in this space. We firmly believe that there is no other single company that provides such a complete platform and solutions. Furthermore we believe that by executing effectively on our strategy for our solutions we can achieve this goal.

Our growing customer base spans across our target industries, including communication service providers, enterprises and financial services; they are the vital charter customers for our business moving forward. With the increasing pace of developments across the connected world, cloud-based platforms will play a key role in enabling businesses to scale and create new capability. As our customers succeed in addressing their key business goals, we in turn drive value for our business with our ‘per user’ and ‘per transactions’ based revenue models as well as benefiting directly in our customers’ successes through greater adoption of revenue sharing gainsharing models.

Since we own all the core intellectual property in our solutions, we can slice, dice and price our market presence in any way we choose, providing a significant advantage over our competitors. Our revenue grows as customer numbers increase and extend their usage of a product, while empowering adoption of new solutions. We therefore align the incentives and truly walk in our customers’ shoes. Based on this model we believe the future is very bright, not only in terms of significant growth in customer numbers, but in rising revenues across the business.

Our Customer Success Platform Approach

We have designed a solution that solves these problems. Each of these three platforms (Mobility, Programmable Messaging and Security) can be packaged and marketed independently, or they can be delivered as a single, integrated cloud platform. This engine addresses our Mobility cloud, our Programmable Messaging cloud and our Security cloud.

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Our Mobile Cloud

Our Mobility cloud is designed around the sophisticated technology and software that we developed for managed services platforms and carrier customers and now available in the cloud. This reduces price points and makes these solutions addressable and available, thus affordable for many communication service providers, enterprises and end users. It is also gives them a solution that will scale up and down as required by the business.

Our Programmable Messaging Cloud

On top of this Mobile Cloud, we add Programmable Messaging capability into our strategic market positioning. The programmable messaging means messaging becomes a secure, highly scalable route to address a massive range of our customers business needs such as customer care where we can deliver incredible cost reductions. This is a very important function for us because it gives us the ability to create new applications and services for our customers and the mobile carriers, enterprises, and their end users. By invoking and combining on demand multiple building blocks from the cloud as Elephant Talk´s core features or third party´s functions, customers are able to benefit from specific applications for their needs and use cases. This provides significant potential for deployments across a range of industries.

Our Security and Authentication Cloud

In this age of connected customers, one of the key elements that concerns everyone is the ability to secure information and personal data, and transact in a low friction way across channels. Using our Security and Authentication cloud we can deliver a low friction user experience, regardless of the channel being used, thanks to our proprietary voice biometric capability. This is built around a strong authentication platform, with a clear focus on ensuring data privacy. It allows our clients and partners to move away from passwords and PINs entirely, a key enterprise vulnerability today. In order to further strengthen our Mobility and Programmable Messaging clouds we have embedded our security and authentication technology as part of our core capability, thereby ensuring customers that their transactions are secure, and authorized users can easily access information.

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Our Development Toolkit and App Exchange

Part of our customer success platform is our development toolkit, which we believe will create enduring value not only for our carrier customers but also for their enterprise customers and 3rd party developers. This toolkit, creates the foundations for 3rd party applications exchange and enables us to make our powerful technology available so that the carriers can actually leverage that embedded capex spend into new applications, new brands, and new markets to create new sources of revenue. The development toolkit provides an environment for the creation of cutting edge and even presently unimaginable new services and applications in the future.

Our APIs

Our customers connect to us through a robust set of application programming interfaces (APIs). We expect to drive significant value to the business by being able to integrate our complete platform in an easy and effective way; using these APIs allows integration across any channel with adapting to both new systems and legacy network and IT infrastructure. This capability is fundamental in addressing many of the issues that our customers bring to us.

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Our Single Sign-on and Access Portal

On top of this powerful engine we layer a single sign-on and application access portal. This is key to bring customers the ability to benefit from the value from our core capability across a range of business systems, and legacy infrastructure.

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AVAILABLE INFORMATION

We file reports, proxy statements and other information with the Securities and Exchange Commission, referred to as the SEC, under the Exchange Act. These documents are publicly available on our website at www.velocitycollect.com immediately after they are electronically filed with or furnished to the SEC and are also available on the SEC’s website at www.sec.gov. You may also read and copy this information at prescribed rates at the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. You can obtain additional information about the operation of the SEC’s public reference facilities by calling the SEC at 1-800-SEC-0330.

Except as provided below, information on our website is not incorporated by reference in, and you should not consider this information to be a part of, this confidential private placement memorandum.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents (other than the exhibits to such documents) are included in this confidential subscription booklet and form an integral part hereof:

Annual Report on Form 10-K for the year ended December 31, 2015;

Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016;

Definitive Proxy Statement on Schedule 14A, filed with the SEC on July 7, 2016.

Our Current Report on Form 8-K filed with the SEC on August 16, 2016

Our Current Report on Form 8-K filed with the SEC on August 16, 2016

Our Current Report on Form 8-K filed with the SEC on August 29, 2016

Our Current Report on Form 8-K filed with the SEC on September 09, 2016

Our Current Report on Form 8-K filed with the SEC on September 21, 2016

Our Current Report on Form 8-K filed with the SEC on October 4, 2016

Our Current Report on Form 8-K filed with the SEC on October 6, 2016

The information included or incorporated by reference in this document contains information about us and our financial condition and is an important part of this confidential private placement memorandum. Any statement in this confidential subscription booklet or in a document incorporated or deemed to be incorporated by reference in this confidential subscription booklet shall be deemed to be modified or superseded for purposes of this confidential subscription booklet to the extent that a statement contained in this confidential subscription booklet or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this confidential subscription booklet modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this confidential subscription booklet.

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You can obtain any of the documents incorporated by reference through our website or the SEC’s web site at the addresses stated above. Documents incorporated by reference are also available from us without charge, excluding any exhibits to those documents, by written request to:

Elephant Talk Communications Corp.

100 Park Avenue, New York City, NY 10017

Attention: Alexander Korff, General Counsel

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EXHIBIT C

SUBSCRIPTION AGREEMENT

Elephant Talk Communications Corp.

Please review, sign on page S-1, and return to the Placement Agent for Elephant Talk Communications Corp. at the address below:

Dawson James Securities, Inc.

925 South Federal Highway, 6th Floor

Boca Raton, Florida 33432

Attention: Ms. Monique Maclaren

Phone: 561.208.2907

Fax: 561.208.2969

SUBSCRIPTION AGREEMENT

Elephant Talk Communications Corp.

Offering of Shares of Series A-1 Preferred Stock

Shares of Series A-1 Preferred Stock (the “Shares”), which are convertible into shares (the “Note Shares”) of Common Stock of the Company, $.00001 par value, (the “Common Stock”).

Offering Price: $10,000 Per Preferred Share

Maximum Offering: 100 Shares ($1,000,000)

HOW TO SUBSCRIBE

The minimum investment which must be made by any subscriber is one Preferred Share of Elephant Talk Communications Corp. (the “Company”). Any qualified subscriber who wishes to purchase Preferred Shares should deliver the following items to Dawson James Securities, Inc. (the “Placement Agent”):

(1)	one dated and executed copy of the Subscription Agreement with all blanks properly completed;
(2)	one dated and executed copy of the Confidential Subscriber Questionnaire with all blanks properly completed; and
(3)	either:

(i) a check payable to the order of “Continental Stock Transfer & Trust Company, LLC as Escrow Agent for Elephant Talk Communications Corp.” in the amount of $10,000 per each Preferred Share purchased; or

(ii) wire transfer to “Continental Stock Transfer & Trust, LLC as Escrow Agent for Elephant Talk Communications Corp.” in accordance with the wire transfer instructions attached hereto as Exhibit A. All subscription proceeds received and accepted will be deposited directly into the Escrow Account pending receipt of funds equal or greater than an amount the Company determines to have an initial closing at which time the proceeds will be distributed to the operating account of the Company in the initial closing (“Initial Closing”). The Company may conduct subsequent closings (each, a “Subsequent Closing”) until the earlier of: (i) the Termination Date (hereinafter defined), or (ii) the date upon which the Maximum Amount is subscribed for by Investors (the “Final Closing”). Each of the Initial Closing, Subsequent Closings and the Final Closing is referred to as a “Closing.”

ELEPHANT TALK COMMUNICATIONS CORP.

SUBSCRIPTION AGREEMENT

The undersigned (hereinafter “Subscriber”) hereby confirms his/her/its subscription for the purchase of ______________ shares of Series A-1 Preferred Stock (the “Preferred Shares”), with each Preferred Share convertible into such number of shares which shall equal .04% of the issued and outstanding shares of common stock immediately prior to conversion of Elephant Talk Communications Corp., a Delaware corporation (the “Company”), on the terms described below.

The Preferred Shares and underlying shares of Common Stock are sometimes referred to herein as the “Securities.”

In connection with this subscription, Subscriber and the Company agree as follows:

1.             Purchase and Sale of the Preferred Shares.

(a)          The Company hereby agrees to issue and to sell to Subscriber, and Subscriber hereby agrees to purchase from the Company, Preferred Shares for the aggregate subscription amount set forth on the signature page hereto. The Subscriber understands that this subscription is not binding upon the Company until the Company accepts it. The Subscriber acknowledges and understands that acceptance of this Subscription will be made only by a duly authorized representative of the Company executing and mailing or otherwise delivering to the Subscriber at the Subscriber’s address set forth herein, a counterpart copy of the signature page to this Subscription Agreement indicating the Company’s acceptance of this Subscription. The Company reserves the right, in its sole discretion for any reason whatsoever, to accept or reject this subscription in whole or in part. Following the acceptance of this Subscription Agreement by the Company, the Company shall issue and deliver to Subscriber the Preferred Shares subscribed for hereunder against payment in U.S. Dollars of the Purchase Price (as defined below). If this subscription is rejected, the Company and the Subscriber shall thereafter have no further rights or obligations to each other under or in connection with this Subscription Agreement. If this subscription is not accepted by the Company on or before the last day of the Offering Period, this subscription shall be deemed rejected.

(b)          Subscriber has hereby delivered and paid concurrently herewith the aggregate purchase price for the Preferred Shares set forth on the signature page hereof in an amount required to purchase and pay for the Preferred Shares subscribed for hereunder (the “Purchase Price”), which amount has been paid in U.S. Dollars by wire transfer or check, subject to collection, to the order of “Elephant Talk Communications Corp.”

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(c)          Subscriber understands and acknowledges that this subscription is part of a private placement by the Company of up to a maximum of $1,000,000 in Preferred Shares, which offering is being made on a “best efforts” basis with respect to the Maximum Amount. Subscriber understands that Company must not sell any minimum amount before it receives, and has the right to expend, the net proceeds from the sale of any Preferred Shares. The proceeds from the sale of the Preferred Shares will be held in escrow until the Company determines to hold a closing, upon accepting subscriptions, at its discretion may immediately thereafter conduct a closing and expend the subscription proceeds.

2.             Representations and Warranties of Subscriber. Subscriber represents and warrants to the Company and the Placement Agent as follows:

(a)          Subscriber is an “accredited investor” as defined by Rule 501 under the Securities Act of 1933, as amended (the “Act”), and Subscriber is capable of evaluating the merits and risks of Subscriber’s investment in the Securities and has the ability and capacity to protect Subscriber’s interests.

(b)          Subscriber understands that the Securities have not been registered. Subscriber understands that the Securities will not be registered under the Act on the ground that the issuance thereof is exempt under Section 4(a)(2) and Rule 506(b) of the Act and as a transaction by an issuer not involving any public offering and that, in the view of the United States Securities and Exchange Commission (the “SEC”), the statutory basis for the exception claimed would not be present if any of the representations and warranties of Subscriber contained in this Subscription Agreement or those of other purchasers of the Preferred Shares are untrue or, notwithstanding the Subscriber’s representations and warranties, the Subscriber currently has in mind acquiring any of the Preferred Shares for resale upon the occurrence or non-occurrence of some predetermined event.

(c)          Subscriber is purchasing the Preferred Shares subscribed for hereby for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstance, except selling, transferring, or disposing of the Securities in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws; and that an investment in the Securities is not a liquid investment.

(d)          Subscriber acknowledges that Subscriber has had the opportunity to ask questions of, and receive answers from, the Company or any authorized person acting on its behalf concerning the Company and its business and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by Subscriber. In connection therewith, Subscriber acknowledges that Subscriber has had the opportunity to discuss the Company’s business, management and financial affairs with the Company’s management or any authorized person acting on its behalf. Subscriber has received and reviewed the Sub, and all the information concerning the Company and the Securities, both written and oral, that Subscriber desires. Without limiting the generality of the foregoing, Subscriber has been furnished with or has had the opportunity to acquire, and to review: (i) copies of all of the Company’s publicly available documents, the Subscription Booklet, and (ii) all information, both written and oral, that Subscriber desires with respect to the Company’s business, management, financial affairs and prospects. In determining whether to make this investment, Subscriber has relied solely on (i) Subscriber’s own knowledge and understanding of the Company and its business based upon Subscriber’s own due diligence investigations and the information furnished pursuant to this paragraph, and (ii) the information described in subparagraph 2(g) below. Subscriber understands that no person has been authorized to give any information or to make any representations which were not contained in the Subscription Booklet and Subscriber has not relied on any other representations or information.

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(f)          Subscriber has all requisite legal and other power and authority to execute and deliver this Subscription Agreement and to carry out and perform Subscriber’s obligations under the terms of this Subscription Agreement. This Subscription Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principles of equity, whether such enforcement is considered in a proceeding in equity or law.

(g)          Subscriber has carefully considered and has discussed with the Subscriber’s legal, tax, accounting and financial advisors, to the extent the Subscriber has deemed necessary, the suitability of this investment and the transactions contemplated by this Subscription Agreement for the Subscriber’s particular federal, state, local and foreign tax and financial situation and has independently determined that this investment and the transactions contemplated by this Subscription Agreement are a suitable investment for the Subscriber. Subscriber has relied solely on such advisors and not on any statements or representations of the Company or any of its agents. Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Subscription Agreement.

(h)          This Subscription Agreement and the Confidential Subscriber Questionnaire accompanying this Subscription Agreement do not contain any untrue statement of a material fact or omit any material fact concerning Subscriber.

(i)          There are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber’s assets before any court or governmental agency (nor, to Subscriber’s knowledge, is there any threat thereof) which would impair in any way Subscriber’s ability to enter into and fully perform Subscriber’s commitments and obligations under this Subscription Agreement or the transactions contemplated hereby.

(j)          The execution, delivery and performance of and compliance with this Subscription Agreement and the issuance of the Preferred Shares constituting the components of the Preferred Shares will not result in any violation of, or conflict with, or constitute a default under, any of Subscriber’s articles of incorporation or by-laws, or equivalent limited liability company, trust or partnership documents, if applicable, or any agreement to which Subscriber is a party or by which it is bound, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or the Preferred Shares.

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(k)          Subscriber acknowledges that an investment in the Securities is speculative and involves a high degree of risk and that Subscriber can bear the economic risk of the purchase of the Securities, including a total loss of his/her/its investment.

(l)          Subscriber acknowledges that he/she/it has carefully reviewed and considered the risk factors discussed in the “Risk Factors” section of the Subscription Booklet.

(m)          Subscriber recognizes that no federal, state or foreign agency has recommended or endorsed the purchase of the Securities.

(n)          Subscriber is aware that the Preferred Shares are, and the Common Stock issuable upon conversion of the Preferred Shares will be, when issued, “restricted securities” as that term is defined in Rule 144 of the general rules and regulations under the Act.

(o)          Subscriber understands that the Preferred Shares shall bear the following legend or one substantially similar thereto, which Subscriber has read and understands:

NEITHER THIS SECURITY NOR ANY SECURITY INTO WHICH IT MAY BE CONVERTED HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY SECURITY INTO WHICH IT MAY BE CONVERTED NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF AT ANY TIME IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

(p)          Because of the legal restrictions imposed on resale, Subscriber understands that the Company shall have the right to note stop-transfer instructions in its stock transfer records, and Subscriber has been informed of the Company’s intention to do so. Any sales, transfers, or other dispositions of the Preferred Shares by Subscriber, if any, will be made in compliance with the Act and all applicable rules and regulations promulgated thereunder.

(q)          Subscriber acknowledges that Subscriber has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision with respect thereto.

(r)          Subscriber represents that: (i) Subscriber is able to bear the economic risks of an investment in the Securities and to afford a complete loss of the investment, and (ii) (A) Subscriber could be reasonably assumed to have the ability and capacity to protect his/her/its interests in connection with this subscription; or (B) Subscriber has a pre-existing personal or business relationship with either the Company or any affiliate thereof of such duration and nature as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the Company or such affiliate and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of this subscription.

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(s)          Subscriber further represents that the address of Subscriber set forth below is his/her principal residence (or, if Subscriber is a company, partnership or other entity, the address of its principal place of business); that Subscriber is purchasing the Securities for Subscriber’s own account and not, in whole or in part, for the account of any other person; Subscriber is purchasing the Securities for investment and not with a view to the resale or distribution thereof; and that Subscriber has not formed any entity, and is not an entity formed, for the purpose of purchasing the Securities.

(t)          Subscriber understands that the Company shall have the unconditional right to accept or reject this subscription, in whole or in part, for any reason or without a specific reason, in the sole and absolute discretion of the Company (even after receipt and clearance of Subscriber’s funds). This Subscription Agreement is not binding upon the Company until accepted in writing by an authorized officer of the Company. In the event that this subscription is rejected, then Subscriber’s subscription funds (to the extent of such rejection) will be promptly returned in full without interest thereon or deduction therefrom.

(u)          Subscriber has not been furnished with any oral representation or oral information in connection with the offering of the Securities that is not contained in, or is in any way contrary to or inconsistent with, statements made in the Subscription Booklet and this Subscription Agreement.

(v)         Subscriber represents that Subscriber is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar or meeting or any public announcement or filing of or by the Company.

(w)          Subscriber has carefully read this Subscription Agreement and the Subscription Booklet, and Subscriber has accurately completed the Confidential Subscriber Questionnaire which accompanies this Subscription Agreement.

(x)          No representations or warranties have been made to Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Securities the Subscriber is not relying upon any representations other than those contained in the Subscription Booklet or in this Subscription Agreement.

(y)          Subscriber represents and warrants, to the best of Subscriber’s knowledge, that no finder, broker, agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer acting as a broker, is entitled to any compensation in connection with the transactions contemplated by this Subscription Agreement.

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(z)          Subscriber represents and warrants that Subscriber has: (i) not distributed or reproduced the Subscription Booklet, in whole or in part, at any time, without the prior written consent of the Company, (ii) kept confidential the existence of the Subscription Booklet and the information contained therein or made available in connection with any further investigation of the Company and (iii) refrained and shall refrain from trading in the publicly-traded securities of the Company for so long as such recipient has been in possession of any material non-public information contained in the Subscription Booklet.

(aa)       If the Subscriber is a corporation, partnership, limited liability company, trust, or other entity, the person executing this Subscription Agreement hereby represents and warrants that the above representations and warranties shall be deemed to have been made on behalf of such entity and the Subscriber has made the same after due inquiry to determine the truthfulness of such representations and warranties.

(bb)       If the Subscriber is a corporation, partnership, limited liability company, trust, or other entity, it represents that: (i) it is duly organized, validly existing and in good standing in its jurisdiction of incorporation or organization and has all requisite power and authority to execute and deliver this Subscription Agreement and purchase the Securities as provided herein; (ii) its purchase of the Securities will not result in any violation of, or conflict with, any term or provision of the charter, by-laws or other organizational documents of Subscriber or any other instrument or agreement to which the Subscriber is a party or is subject; (iii) the execution and delivery of this Subscription Agreement and Subscriber’s purchase of the Securities has been duly authorized by all necessary action on behalf of the Subscriber; and (iv) all of the documents relating to the Subscriber’s subscription to the Securities have been duly executed and delivered on behalf of the Subscriber and constitute a legal, valid and binding agreement of the Subscriber.

(cc)       The Subscriber understands and agrees that the securities are anticipated to be sold by the Company through the Placement Agent, a licensed broker-dealer, in an “best efforts” offering and that the Company has engaged the Placement Agent to sell the securities on its behalf, and will pay the Placement Agent the fees and expenses set forth in the Subscription Booklet in connection with the sale of the Securities.

(dd)       The Subscriber should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Subscriber represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

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To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Subscriber agrees to promptly notify the Company and the Placement Agent should the Subscriber become aware of any change in the information set forth in these representations. The Subscriber understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Subscriber, either by prohibiting additional subscriptions from the Subscriber, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and Placement Agent may also be required to report such action and to disclose the Subscriber’s identity to OFAC. The Subscriber further acknowledges that the Company may, by written notice to the Subscriber, suspend the redemption rights, if any, of the Subscriber if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company and Placement Agent or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure , or any immediate family member or close associate of a senior foreign political figure; and

If the Subscriber is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Subscriber represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

3.             Representations and Warranties of the Company. The Company represents and warrants to Subscriber as follows:

(a)          Due Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the requisite power and authority to own its properties and to carry on its business as presently conducted. The Company is qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction where the location of its properties or the conduct of its business makes such qualification necessary, except where the failure to be so qualified and in good standing would not have a material and adverse effect on the business, condition (financial or otherwise), operations, prospects or property of the Company or any of its subsidiaries, taken as a whole (“Material Adverse Effect”).

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(b)          Due Authorization; Enforceability. Each transaction document has been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The Company has full corporate power and authority necessary to conduct its business as presently conducted and to enter into and deliver the transaction documents and to perform its obligations thereunder.

(c)          Non Contravention. None of the execution and delivery of, or performance by the Company under, any of the transaction documents or the consummation of the transactions herein or therein contemplated conflicts with or violates, or will result in the creation or imposition of any lien, charge or other encumbrance upon any of the assets of the Company under, any agreement or other instrument to which the Company is a party or by which the Company or its assets may be bound, any term of the certificate of incorporation or by-laws of the Company, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its assets, except where such conflict, violation or creation

(d)          Conduct of Business. The conduct of business by the Company as presently conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company conducts or proposes to conduct such business, except as such regulation as is applicable to commercial enterprises generally. The Company has obtained all requisite licenses, permits and other governmental authorization necessary to conduct its business as presently, and as proposed to be, conducted, except where the failure to obtain such license, permit or other governmental authorization would result in a Material Adverse Effect.

(e)          No Defaults. No default by the Company exists in the due performance under any material agreement to which the Company is a party or to which any of its assets is subject (collectively, the “Company Agreements”), except where such defaults do not, individually or in the aggregate, have a Material Adverse Effect. The Company Agreements are in full force and effect in accordance with their respective terms.

(f)          Anti-Terrorism. Neither the sale of the Preferred Shares by the Company nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, the Company is not (a) a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) a person who engages in any dealings or transactions, or be otherwise associated, with any such person. The Company and its subsidiaries are in compliance, in all material respects, with the USA Patriot Act of 2001 (signed into law October 26, 2001).

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(g)          Capitalization; Additional Issuances. The issued and outstanding securities of the Company as of September 30, 2016 are as set forth in the Subscription Booklet. Except as set forth in the Subscription Booklet, as of October 12, 2016 there are no outstanding agreements or preemptive or similar rights affecting the Company’s Common Stock and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any Common Stock of the Company.

(h)          Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, is required for the execution by the Company of the transaction documents and compliance and performance by the Company of its obligations under the transaction documents, including, without limitation, the issuance and sale of the Securities, other than such consents, approvals and authorizations as shall have been received by the Company as of the closing date.

(i)          The Securities. The Securities upon issuance:

(i)          are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the Act and any applicable state securities laws;

(ii)         have been, or will be, duly and validly authorized and on the date of issuance of the Securities, such Securities will be duly and validly issued, fully paid and non-assessable;

(iii)        will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

(iv)        will have been issued in reliance upon an exemption from the registration requirements of and, assuming the representations and warranties of the Subscriber herein is true and accurate, will have been issued in compliance with Section 5 under the 1933 Act.

(j)          Litigation. Except as disclosed in the Subscription Booklet, there are no material legal proceedings, other than routine litigation incidental to the business, pending or, to the knowledge of the Company, threatened against or involving the Company or any of its respective property or assets. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against or involving the Company.

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4.             Indemnification. Subscriber agrees to indemnify and hold harmless the Company, the Placement Agent, and their respective officers, directors, employees, shareholders, agents, attorneys, representatives and affiliates, and any person acting for or on behalf of the Company or the Placement Agent, from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys’ fees and disbursements) which any of them may incur by reason of the failure by Subscriber to fulfill any of the terms and conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made by Subscriber herein, or in any other document provided by Subscriber to the Company in connection with this investment. All representations, warranties and covenants of each of Subscriber and the Company contained herein shall survive the acceptance of this subscription and the closings.

5.             Miscellaneous.

(a)          Subscriber agrees not to transfer or assign this Subscription Agreement or any of Subscriber’s interest herein and further agrees that the transfer or assignment of the Securities acquired pursuant hereto shall be made only in accordance with all applicable laws.

(b)          Subscriber agrees that Subscriber cannot cancel, terminate, or revoke this Subscription Agreement or any agreement of Subscriber made hereunder, and this Subscription Agreement shall survive the death or legal disability of Subscriber and shall be binding upon Subscriber’s heirs, executors, administrators, successors, and permitted assigns.

(c)          Subscriber has read and has accurately completed this entire Subscription Agreement.

(d)          This Subscription Agreement, the Confidential Purchase Questionnaire and the Preferred Shares constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended or waived only by a written instrument signed by all parties.

(f)          Subscriber acknowledges that it has been advised and has had the opportunity to consult with Subscriber’s own attorney regarding this subscription and Subscriber has done so to the extent that Subscriber deems appropriate.

(g)          Any notice or other document required or permitted to be given or delivered to the parties hereto shall be in writing and sent: (i) by fax if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid).

If to the Company, at:

Elephant Talk Communications Corp.

100 Park Avenue, New York City, NY 10017

Attention: Alexander Korff, General Counsel

Tel: (212) 984-1096, Fax: (212) 880 6499

With a copy to:

Barry I. Grossman, Esq.

Ellenoff Grossman & Schole LLP

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1345 Avenue of the Americas FL 11

New York, NY 10105

Tel: (212) 370-1300, Fax: (212) 370-7889

If to the Subscriber, at its address set forth on the signature page to this Subscription Agreement, or such other address as Subscriber shall have specified to the Company in writing.

(h)          Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the Subscriber, or otherwise, or any delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

(i)          This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by the New York courts except with respect to the conflicts of law provisions thereof, and shall be binding upon the Subscriber and the Subscriber’s heirs, estate, legal representatives, successors and permitted assigns and shall inure to the benefit of the Company, and its successors and assigns.

(j)          Any legal suit, action or proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York. The parties hereto hereby: (i) waive any objection which they may now have or hereafter have to the venue of any such suit, action or proceeding, and (ii) irrevocably consent to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon a party which is mailed by certified mail to such party’s address shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding.

(k)          If any provision of this Subscription Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

(l)          The parties understand and agree that money damages would not be a sufficient remedy for any breach of this Subscription Agreement by the Company or the Subscriber and that the party against which such breach is committed shall be entitled to equitable relief, including an injunction and specific performance, as a remedy for any such breach, without the necessity of establishing irreparable harm or posting a bond therefor. Such remedies shall not be deemed to be the exclusive remedies for a breach by either party of this Subscription Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

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(m)          All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

(n)          This Subscription Agreement may be executed in counterparts and by facsimile, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

[Remainder of Page intentionally left blank]

[Signature Pages Follow]

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Signature Page for Individuals:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$

	Purchase Price	Aggregate Amount of Investment

	Print or Type Name	Print or Type Name (Joint-owner)

	Signature	Signature (Joint-owner)

	Date	Date (Joint-owner)

	Social Security Number	Social Security Number (Joint-owner)

	Address	Address (Joint-owner)

	_______ Joint Tenancy	______ Tenants in Common

S-1

Signature Page for Partnerships Corporations or Other Entities:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$		$
	Total Purchase Price		Aggregate Amount of Investment

Print or Type Name of Entity

Address

Taxpayer I.D. No. (if applicable)	Date

Signature	Print or Type Name and Indicate
Title or Position with Entity

Signature (other authorized signatory)	Print or Type Name and Indicate
Title or Position with Entity

S-2

Acceptance:

IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below.

ELEPHANT TALK COMMUNICATION CORP.

By:
Name: Robert H. Turner
Title: Chairman

Date:__________________________, 2016

S-3

EXHIBIT D

Series A-1 Preferred Certificate of Designation

ELEPHANT TALK COMMUNICATIONS CORP.

CERTIFICATE OF DESIGNATION

OF PREFERENCES, RIGHTS

AND LIMITATIONS

OF

SERIES A-1 PREFERRED STOCK

Pursuant to Section 151 of the

Delaware General Corporation Law

The undersigned, Robert H. Turner, does hereby certify that:

1. I am the Executive Chairman of Elephant Talk Communications Corp., a Delaware corporation (the “Corporation”).

2. The Corporation is authorized to issue 50,000,000 shares of preferred stock and the number of shares of the Series A-1 Convertible Preferred (that is the series affected by this Certificate of Designation and the resolution set forth below) is one hundred (100). None of the shares of that series has been issued.

3. The following resolutions were duly adopted by the board of directors of the Corporation (the “Board”):

WHEREAS, the certificate of incorporation of the Corporation provides for a class of authorized stock known as preferred stock, consisting of 50,000,000 shares, $0.00001 par value per share, issuable from time to time in one or more series;

WHEREAS, the Board is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of, up to one hundred shares of the preferred stock which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

TERMS OF PREFERRED STOCK

1.              Designation, Amount and Par Value. The series of preferred stock shall be designated as Series A-1 Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be up to one hundred (which shall not be subject to increase without the written consent of all of the holders of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Preferred Stock shall have a par value of $0.00001 per share.

2.              Dividends. The Holders shall have no right to receive dividends on the shares of Preferred Stock.

3.              Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the funds and assets of the Corporation that may be legally distributed to the Corporation's stockholders shall be distributed among the holders of the then outstanding common stock, $0.00001 par value per share, of the Corporation (the “Common Stock”) and the then Holders of Preferred Stock, pro rata, according to the number of shares of Common Stock and Preferred Stock (on an as converted to Common Stock basis) then outstanding. If any assets of the Corporation distributed to stockholders in connection with any liquidation, dissolution or winding up of the Corporation are other than cash, then the value of such assets shall be their fair market value as determined by the Board.

4.             Conversion.

(a)              The Holders shall have the right, but not the obligation, from time to time, in whole or in part, to convert each share of Preferred Stock into such number of fully paid and nonassessable shares of Common Stock equal to .04% of the shares of Common Stock issued and outstanding immediately prior to giving effect to such conversion (the “Conversion Rate”). The Holders may exercise their conversion rights hereunder by delivering to the Corporation, during regular business hours at the principal office of the Corporation, the certificate(s) representing the shares of Preferred Stock being converted hereunder, duly endorsed for transfer to the Corporation, and accompanied by a written notice stating that the Holder elects to convert such shares. Each conversion shall be deemed to have been effected on the date when such delivery is made (the “Voluntary Conversion Date”).

(b)              At any time on or after September 2, 2017, the Corporation may deliver a notice to all Holders to cause the Holders to convert their Preferred Stock, in whole or in part, at the Conversion Rate. Each such conversion shall be deemed to have been effected on the date when such delivery is made (the “Forced Conversion Date” and together with the Voluntary Conversion Date, the “Conversion Date.”).  If the Company exercises this option the Preferred Shares and the Series A Preferred Stock will automatically convert simultaneously. Upon request of the Corporation, the Holders shall deliver to the Corporation, promptly following the Forced Conversion Date, during regular business hours at the principal office of the Corporation, the certificate(s) representing the shares of Preferred Stock being converted hereunder, duly endorsed for transfer to the Corporation. Any such conversion shall be applied ratably to all of the Holders based on the number of shares of Preferred Stock held by the Holders on the Forced Conversion Date.

(c)              Notwithstanding the foregoing, the Company shall not issue any shares of Common Stock pursuant to the terms of this Certificate of Designation if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue pursuant to the terms of this Certificate of Designation without breaching the Company’s obligations under the rules or regulations of the Principal Trading Market (the number of shares which may be issued without violating such rules and regulations, the “Exchange Cap”), except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the Principal Trading Market for issuances of shares of Common Stock in excess of such amount. The Holder acknowledges that under the current rules of NYSE MKT where the Company’s Common Stock is currently listed, stockholders’ approval is required in case of issuance of additional shares in connection with a transaction involving: (i) the sale, issuance, or potential issuance of Common Stock (or securities convertible into Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal shareholders of the Company equals 20% or more of then outstanding Common Stock; or (ii) the sale, issuance, or potential issuance of Common Stock (or securities convertible into Common Stock) equal to 20% or more of then outstanding stock for less than the greater of book or market value of the stock. Until such approval is obtained, the Holders shall not be issued in the aggregate, pursuant to the terms of this Certificate of Designation , shares of Common Stock in an amount greater than the Exchange Cap.

(d)              As promptly as practicable after the Conversion Date, but not later than three (3) business days thereafter, the Corporation shall issue and deliver to each converting Holder a certificate(s) representing the shares of Common Stock issuable upon such conversion. In the event of a conversion of portion of a certificate of Preferred Stock, the Corporation shall issue and deliver to the Holder of such certificate a new certificate covering the number of shares of Preferred Stock representing the unconverted portion thereof.

(e)              No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Preferred Stock. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest equal to the fair market value of such fractional interest as determined by the Board.

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(f)              The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock upon conversion of any shares of Preferred Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

(g)              The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all issued and outstanding shares of Preferred Stock.

(h)              All shares of Common Stock which shall be issued upon conversion of the shares of Preferred Stock hereunder will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof.

(i)               In the event of a change of control of the Corporation (meaning an acquisition of 30% or more of issued shares of Common Stock by a single party or a group of parties acting in concert) before the first anniversary of the initial issuance of Preferred Stock, the Corporation may compel the Holders to convert the Preferred Stock into Common Stock at a time of Corporation’s choosing.

5.              Voting Rights. Except as otherwise provided herein or as otherwise required by law, the Preferred Stock shall have no voting rights. However, as long as any shares of Preferred Stock are issue and outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then issued and outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) amend its certificate of incorporation or other organizational documents in any manner that adversely affects any rights of the Holders, (c) increase the number of authorized shares of the Preferred Stock or (d) enter into any agreement with respect to any of the foregoing.

6.              Miscellaneous.

(a)              Notices. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation.

(b)              Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

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(c)              Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Certificate of Designation shall be commenced in the state or federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

(d)              Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

(e)              Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

[signature page follows]

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation of Preferred Stock to be duly executed by its Chairman on October [__], 2016.

ELEPHANT TALK COMMUNICATIONS CORP.

Name: Robert H. Turner
Title: Executive Chairman

S-1

EXHIBIT E

CONFIDENTIAL SUBSCRIBER QUESTIONNAIRE

THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED ALONG WITH YOUR COMPLETED SUBSCRIPTION AGREEMENT IN CONNECTION WITH YOUR PROSPECTIVE PURCHASE OF SECURITIES FROM ELEPHANT TALK COMMUNICATIONS CORP (THE “COMPANY”).

THE INFORMATION SUPPLIED IN THIS QUESTIONNAIRE WILL BE HELD IN STRICT CONFIDENCE. NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE IS REQUIRED BY LAW OR REGULATION, OTHERWISE DEMANDED BY PROPER LEGAL PROCESS OR IN LITIGATION INVOLVING THE COMPANY.

Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Subscription Agreement between Elephant Talk Communications, Inc. and the subscriber signatory thereto (the “Subscription Agreement”).

Please review, sign, and return to the Placement Agent for Elephant Talk Communications Corp. at the address below:

Dawson James Securities, Inc.

925 South Federal Highway, 6th Floor

Boca Raton, Florida 33432

Attention: Ms. Monique Maclaren

Phone: 561.208.2907

Fax: 561.208.2969

SUBSCRIBER QUESTIONNAIRE FOR INDIVIDUAL

1.	Qualification As An Accredited Investor. This matter is presented in alternative form. Please initial one of the two alternatives set forth below on the line(s) provided.

ALTERNATIVE ONE: The Subscriber comes within one of the following two categories: (Kindly initial the category(ies) applicable to you)

(1)	The Subscriber’s individual net worth, or joint net worth with his or her spouse, at the time of purchase exceeds $1,000,000 (PLEASE NOTE: In calculating net worth, you include all of your assets (other than your primary residence), whether liquid or illiquid, such as cash, stock, securities, personal property and real estate based on the fair market value of such property MINUS all debts and liabilities (other than a mortgage or other debt secured by your primary residence unless such borrowing occurred in the 60 days preceding the date of purchase of the Securities and was not in connection with the acquisition of the primary residence). ;

(Initial)

(2)	The Subscriber has had an individual income in excess of $200,000 or in excess of $300,000 with his or her spouse in each of the two most recent years and reasonably expects an income in excess of $200,000 or in excess of $300,000 with his or her spouse in the current year.

(Initial)

2.	Investment Knowledge and Experience. The Subscriber has knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of an investment in the Company; the Subscriber is not utilizing any other person to be the Subscriber’s purchaser representative in connection with evaluating such merits and risks. The Subscriber offers as evidence of knowledge and experience in these matters the information requested hereinafter on this Subscriber Questionnaire.

(Initial)

3.	Ability to Bear Risk. The Subscriber is willing and able to bear the economic risk of an investment in the Company. The Subscriber offers, as evidence of ability to bear economic risk, the information required hereinafter in this Subscriber Questionnaire.

(Initial)

4.	Purchase Solely for Own Account. Except as indicated below, any purchase of Interests will be solely for the account of the Subscriber, and not for the account of any other person or with a view toward resale, assignment, fractionalization or distribution thereof.

(Initial)

(State “No Exceptions” below or set forth exceptions and give details; attach additional pages, if necessary.)

5.	Complete Information. The Subscriber represents to the Company that (a) the information contained herein is complete and accurate and will be relied upon by the Company and (b) the Subscriber will notify the Company immediately of any material change in any such information occurring prior to the submission of a Subscription Agreement and payment if such does not accompany this questionnaire.

(Initial)

6.	Investigation. The Subscriber has solely upon investigations made by the Subscriber and the Subscriber’s attorney and accountant or other advisors in making the decision to participate or not to participate in the proposed offering if Interests. Subscriber acknowledges that no statement, printed material or inducement has been given or made by the Company or its representatives which is contrary to the information contained in the Subscription Agreement (including Exhibits thereto).

I hereby represent and warrant to the Company that, to the best of my information and belief, the above information supplied by me is true and correct in all material respects.

Date:
Individual Signature

SUBSCRIBER QUESTIONNAIRE FOR PARTNERSHIP, LLC, CORPORATION OR TRUST

I.	Qualification as an Accredited Investor.

In order to qualify as an Accredited Investor, the Subscriber must meet one of the following tests:

1.	A “bank” as defined in Section 3(a)(2) of the 1933 Act;

2.	An “insurance company” as defined in Section 2(13) of the 1933 Act;

3.	Any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

4.	An investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

5.	A business development company as defined in Section 2(a)(48) of the 1940 Act;

6.	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

7.	An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (a) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, insurance company or registered investment adviser; or (b) having total assets in excess of $5,000,000; or (c) if self-directed, the investment decisions are made solely by persons that are Accredited Investors;

8.	An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring Preferred Shares, having total assets in excess of $5,000,000;

9.	A trust, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring Preferred Shares, whose purchase is directed by a sophisticated investor; or

10.	An entity in which all of the equity owners are Accredited Investors.

Indicate whether you qualify as an Accredited Investor under any of the tests described above.

A.	Yes_______________	No_______________

B.	If yes, place an “X” mark next to the number(s) of the tests under which you qualify as an Accredited Investor.

1____ 2____ 3____ 4____ 5____ 6____ 7(a)____ 7(b)____ 7(c)____ 8____ 9____ 10_____

(If you checked “7(c)”, “9” or “10” above, all natural persons (a) directing employee benefit plans, (b) directing the investments of a trust, or (c) equity owners of an entity, must complete a copy of Subscription Document No. 3.)

II.	Additional Representations of Certain Subscribers.

A.	Please check whichever box below is applicable:

______ The Subscriber hereby represents that the Subscriber was not organized or reorganized for the specific purpose, or for the purpose among other purposes, of acquiring interests in the Company.

______ The Subscriber is not able to so represent.

B.	If the Subscriber is a partnership, please check whichever box below is applicable:

______ The Subscriber hereby represents that no individual partner or group of partners of the Subscriber had the right to elect whether or not to participate in the investment of the Subscriber in the Company or to determine the level of participation of such partner or group therein.

______ The Subscriber is not able to so represent.

C.	Is the Subscriber a private investment company, which is not, registered under the Investment Company Act of 1940, as amended, in reliance on Section 3(c)(1) or Section 3(c)(7) thereof?

______ Yes ______ No

The Subscriber for which I am authorized to act is willing and able to bear the economic risk of an investment in the Company. I will provide the Company with financial data regarding the Subscriber as may be reasonably requested.

I will rely solely upon investigations made by my attorney, accountant and me in making the decision to participate or not to participate in the proposed offering. I acknowledge that no statement, printed material or inducement has been given or made by the Company or its representatives which is contrary to the information contained in the Subscription Agreement (including Exhibits thereto).

To the best of my information and belief, the above information supplied by me is true and correct in all material respects.

Date	Name of Entity

By:
Signature of Authorized Signatory

Print Name and Title of Authorized Signatory

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Exhibit F

RISK FACTORS

The Preferred Shares and underlying securities being offered hereby are speculative, involve a high degree of risk, and should only be purchased by those who can afford to lose their entire investment. Therefore, prospective investors should carefully consider the following risk factors before making an investment decision. Any of the following risks could adversely and materially affect our business, financial condition or results of operations and, as a result, the value of the Preferred Shares and underlying securities may decline substantially. Investors should consult with their own financial, legal and tax advisors prior to subscribing for Preferred Shares.

Risks Related to this Offering

The offering price of the Preferred Shares and the conversion price of the Preferred Shares have each been determined by the Company and may not be indicative of the actual value of the securities or the value of the Company’s Common Stock.

The price of the Preferred Shares and the conversion price of the Preferred Shares have each been determined by the Company and may not be indicative of the Company’s actual value or the value of the Common Stock underlying the Preferred Shares. The price should not be considered as an indication of the Company’s actual value or the value of its Common Stock.

The "best efforts" nature of the Offering means that the Company may not be able to raise the funds it expects to raise, which could cause serious disruption to the Company’s operations and/or limit its future growth.

The Preferred Shares are being offered hereby on a “best efforts” basis. There can be no assurance that any of the Preferred Shares will be sold.

Raising less than the Maximum Amount may not allow the Company to pursue its growth strategy.  Additionally, there can be no assurance that additional financing can be obtained on terms favorable to the Company, if at all.

We have broad discretion over use of the proceeds of this offering.

The net proceeds from the sale of the Preferred Shares will be available for working capital requirements and for general corporate purposes. As of the date of this Memorandum, we cannot specify with certainty the particular uses for the net proceeds to be received. Accordingly, our management will have broad discretion in the application of the net proceeds.

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If we do not receive stockholder approval with respect to this Offering, the Preferred Shares issued to Investors will not be convertible into shares of Common Stock equal to or in excess of 20% of   Common Stock Currently Outstanding.

 The NYSE MKT requires stockholder approval in case of issuance of additional shares in connection with a transaction involving: (i) the sale, issuance, or potential issuance of Common Stock (or securities convertible into Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal shareholders of the Company equals 20% or more of the then outstanding Common Stock; or (ii) the sale, issuance, or potential issuance of Common Stock (or securities convertible into Common Stock) equal to 20% or more of the then outstanding stock for less than the greater of book or market value of the stock.  In the event that the Company issues a substantial number of shares of Common Stock (and/or securities convertible into Common Stock) in the future, the number of shares of Common Stock issuable upon conversion of the Preferred Shares and the Common Stock issuable upon conversion of the Series A Preferred Stock that is issued and outstanding could exceed 20% of the number of shares of Common Stock currently outstanding. Accordingly, investors in this Offering will be subject to a conversion limitation with respect to the Preferred Shares until such time as stockholder approval is obtained by the Company. If stockholder approval of the Preferred Shares is never obtained, the aggregate number of shares that the Preferred Stock is convertible into together with the aggregate number of shares that the Series A Preferred Stock is convertible into may be limited to 19.99% of the number of shares of Common Stock currently outstanding.

There is no public trading market for our Preferred Stock and you may not be able to resell your Preferred Stock.

There is no established public trading market for our Preferred Stock. We cannot predict whether an active market for shares of our Preferred Stock will develop in the future. In the absence of an active trading market investors may have difficulty selling the Preferred Stock and will not be able to obtain market quotations, market visibility for shares of our Preferred Stock may be limited and a lack of visibility for shares of our Preferred Stock may have a depressive effect on the market price for shares of our Preferred Stock.

Future issuance of our Common Stock or other securities could dilute the interests of Investors in this Offering.

We may issue additional shares of our Common Stock or other securities in the future in connection with a financing or an acquisition. The issuance of a substantial number of shares of Common Stock after an investor has converted his, her or its Preferred Stock will have the effect of substantially diluting the interests of such investor and any subsequent sales or resales by our stockholders of such Common Stock could have an adverse effect on the market price of our Common Stock.

Risks Related to Our Company

We are subject to significant restrictive debt covenants, which limit our operating flexibility.

We are subject to restrictive debt covenants which impose significant restrictions on the manner we and our subsidiaries operate, including (but not limited to) restrictions on the ability to:

•	create certain liens;
•	incur debt and/or guarantees;
•	enter into transactions other than on arm’s-length basis;
•	pay dividends or make certain distributions or payments;
•	engage, in relation to the Company, in any business activity or own assets or incur liabilities not authorized by the Senior Secured Notes;
•	sell certain kinds of assets;
•	impair any security interest on the assets serving as collateral for the Senior Secured Notes;

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•	enter into any sale and leaseback transactions;
•	make certain investments or other types of restricted payments;
•	substantially change the nature of the Company’s business;
•	designate unrestricted subsidiaries; and
•	effect mergers, consolidations or sale of assets.

These covenants could limit our ability to finance our future operations and our ability to pursue acquisitions and other business activities.

The substantial and continuing losses, and significant operating expenses incurred in the past few years may cause us to be unable to pursue all of our operational objectives if sufficient financing and/or additional cash from revenues is not realized. This raises doubt as to our ability to continue as a going concern.

We have incurred net losses of $2,823,231 and $5,006,235 for the quarter ended June 30, 2016 and the year ended December 31, 2015, respectively. As of June 30, 2016 and December 31, 2015, we had an accumulated deficit of $262,772,552 and $255,635,531, respectively.

Although we have previously been able to attract financing as needed, such financing may not continue to be available at all, or if available, on reasonable terms as required. Further, the terms of such financing may be dilutive to existing shareholders or otherwise on terms not favorable to us or existing shareholders. If we are unable to secure additional financing, as circumstances require, or do not succeed in meeting our sales objectives, we may be required to change, significantly reduce our operations or ultimately may not be able to continue our operations. As a result of our historical net losses and cash flow deficits, and net capital deficiency, these conditions raise substantial doubt as to the Company’s ability to continue as a going concern.

We have significant outstanding debt obligations, which obligations are greater than our current cash and cash equivalents.

As of June 30, 2016, we owed Atalaya $ 6,084,902 million, excluding accrued default interest or other fees that arise in the event the loan is called in default by Atalaya, and had a cash and cash equivalents of $ 237,196. Based on our financial results for the quarter ended September 30, 2016, we are in breach of certain financial covenants of the Atalaya/Corbin credit agreement as amended, and therefore will be in default, although Atalaya/Corbin has not yet notified us of such default. If we are unable to service our debt obligations to Atalaya/Corbin, we may be forced into liquidation.

The pending legal action against the Company brought by Telnicity LLC (“Telnicity”) could have a material adverse effect on the Company.

An action Telnicity LLC v. Elephant Talk North America Corp., and Elephant Talk Communications Corp., No. CV-2015-989 (the “OK Action”), was filed on June 5, 2015 in the state courts of Oklahoma. We filed an action in the New York State Supreme Court, New York County, captioned Elephant Talk Communications Co. and Elephant Talk North America v. Telnicity LLC, Index No. 651601/2015 (the “NY Action”). On October 26, 2015, Telnicity filed an amended petition in Oklahoma seeking money damages in the amount of ten million dollars for breach of contract and fraud, plus interest, costs and attorney’s fees. We have moved to dismiss the OK Action in favor of the NY Action on jurisdictional grounds. That motion to dismiss the amended petition was denied on June 8, 2016. We are currently consulting with our attorneys regarding a potential appeal of this decision. Telnicity’s counsel moved to withdraw from the NY Action, which the Court granted on June 28, 2016. Telnicity must appear before the Court on Tuesday, August 17, 2016, either via an authorized agent or via new counsel, or it will be in default in the NY Action. Telnicity has not submitted an answer to the Company’s complaint in the NY Action, and it is possible that at such time as Telnicity does answer it will assert counter-claims against the Company. At this stage of the litigation we are unable to assess the likelihood of the OK Action’s outcome, but we intend to vigorously defend against it; however, if the OK Action or the NY Action is decided against the Company and the Company is required to pay any monetary damages, this will have a material adverse effect on our business and financial condition.

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The current economic climate, especially in Europe, may have an adverse effect in the markets in which we operate.

Much of our customers’ business is consumer driven, and to the extent there is a decline in consumer spending, our customers could experience a reduction in the demand for their services and consequently affect the demand for our services and a decrease in our revenues, net income and an increase in bad debts arising from non-payment of our trade receivables. The potential adverse effects of an economic downturn include:

•	reduced demand for services, resulting in increased price competition or deferrals of purchases, with lower revenues not fully compensated through reduced costs;
•	risk of financial difficulties or failures among our suppliers;
•	increased demand for customer finance, difficulties in collection of accounts receivable and increased risk of counterparty default;
•	risk of impairment losses related to our intangible assets as a result of lower forecasted sales of certain products;
•	increased difficulties in forecasting sales and financial results as well as increased volatility in our reported results; and
•	end user demand could also be adversely affected by reduced consumer spending on technology, changed operator pricing, security breaches and trust issues.

Uncertainties and risks associated with international markets could adversely impact our international operations.

We have significant international operations in Europe, and to a lesser extent in the US, Middle East and elsewhere. There can be no assurance that we will be able to obtain the permits and operating licenses required for us to operate, obtain access to local transmission facilities on economically acceptable terms, or market services in international markets. In addition, operating in international markets generally involves additional risks, including unexpected changes in regulatory requirements, taxes, tariffs, customs, duties and other trade barriers, difficulties in staffing and managing foreign operations, problems in collecting accounts receivable, political risks, fluctuations in currency exchange rates, restrictions associated with the repatriation of funds, technology export and import restrictions, and seasonal reductions in business activity. Our ability to operate and grow our international operations successfully could be adversely impacted by these risks.

We operate in a complex regulatory environment, and failure to comply with applicable laws and regulations could adversely affect our business.

Our operations are subject to a broad range of complex and evolving laws and regulations. Because of our coverage in many countries, we must perform our services in compliance with the legal and regulatory requirements of multiple jurisdictions. Some of these laws and regulations may be difficult to ascertain or interpret and may change from time to time. Violation of such laws and regulations could subject us to fines and penalties, damage our reputation, constitute a breach of our client agreements, impair our ability to obtain and renew required licenses, and decrease our profitability or competitiveness. If any of these effects were to occur, our operating results and financial condition could be adversely affected.

4

We may not be able to integrate new technologies and provide new services in a cost-efficient manner.

The telecommunications industry is subject to rapid and significant changes in technology, frequent new service introductions and evolving industry standards. We cannot predict the effect of these changes on our competitive position, our profitability or the industry generally. Technological developments may reduce the competitiveness of our networks and our software solutions and require additional capital expenditures or the procurement of additional products that could be expensive and time consuming. In addition, new products and services arising out of technological developments may reduce the attractiveness of our services. If we fail to adapt successfully to technological advances or fail to obtain access to new technologies, we could lose customers and be limited in our ability to attract new customers and/or sell new services to our existing customers. In addition, delivery of new services in a cost-efficient manner depends upon many factors, and we may not generate anticipated revenue from such services.

We may not be able to develop and successfully market our mobile telecommunications platform and services as planned.

We operate in an exceptionally competitive environment where there is continuous innovation and new development. We are required to be a top performer in over a dozen highly specialized domains to effectively compete with our competitors. Ongoing investments are required to stay ahead of the curve. The sales process for our platform and the deployment process may be complicated and very slow. We are highly dependent on convincing major mobile network operators (“MNOs”) and mobile virtual network operators to believe that outsourcing their requirements to us is the best way to go. We are exposed to business risks associated with turnkey projects and the scalability of our service and support organization. Although our policy is to avoid or minimize risks, it cannot be ruled out that in certain cases events occur that may seriously impact us and our performance.

Implementation and development of our platform and mobile security businesses both depend on our ability to obtain adequate funding.

Our platform requires ongoing funding to continue the current development and operations and to fund possible future acquisitions. Failure to obtain adequate financing will substantially delay our development, slow down current operations, result in loss of customers and adversely impact our results of operations.

Disruptions in our networks and infrastructure may result in customer dissatisfaction, customer loss or both, which could materially and adversely affect our reputation and business.

Our systems are an integral part of our customers’ business operations. It is critical for our customers, that our systems provide a continued and uninterrupted performance. Customers may be dissatisfied by any system failure that interrupts our ability to provide services to them. Sustained or repeated system failures would reduce the attractiveness of our services significantly and could result in decreased demand for our services.

We face the following risks to our networks, infrastructure and software applications:

•	our territory can have significant weather events which physically damage access lines;

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•	power surges and outages, computer viruses or hacking, earthquakes, terrorism attacks, vandalism and software or hardware defects which are beyond our control; and
•	Unusual spikes in demand or capacity limitations in our or our suppliers’ networks.

Disruptions may cause interruptions in service or reduced capacity for customers, either of which could cause us to lose customers and/or incur expenses, and thereby adversely affect our business, revenue and cash flow.

Integration of acquisitions ultimately may not provide the benefits originally anticipated by management and may distract the attention of our personnel from the operation of our business.

We strive to broaden our solutions offerings as well as to increase the number of subscribers hosted on our platforms, volume of voice and data that we carry over our existing global network in order to reduce transmission costs and other operating costs as a percentage of net revenue, improve margins, improve service quality and enhance our ability to introduce new products and services. Strategic acquisitions in desired markets are currently not an important part of our growth strategy, however we may pursue additional acquisitions in the future to further strengthen our strategic objectives. Acquisitions of businesses and customer lists involve operational risks, including the possibility that an acquisition may not ultimately provide the benefits originally anticipated by management. Moreover, we may not be successful in identifying attractive acquisition candidates, completing and financing additional acquisitions on favorable terms, or integrating the acquired business or assets into our own. There may be difficulty in integrating technologies and solutions, in migrating customer bases and in integrating the service offerings, distribution channels and networks gained through acquisitions with our own. Successful integration of operations and technologies requires the dedication of management and other personnel, which may distract their attention from the day-to-day business, the development or acquisition of new technologies, and the pursuit of other business acquisition opportunities. Therefore, successful integration may not occur in light of these factors.

Our revenue, earnings and profitability are affected by the length of our sales cycle, and a longer sales cycle could adversely affect our results of operations and financial condition.

Our business is directly affected by the length of our sales cycle and strategic mobile partnership cycles with MNOs. Both our telecommunications traffic services as well as our communications information systems, outsourced solutions and value added (communication) services are relatively complex and their purchase generally involves a significant commitment of mostly human capital, with attendant delays frequently associated with the allocation of substantial human resources and procurement procedures within an organization. The purchase of these types of products typically also requires coordination and agreement across many departments within a potential customer. Delays associated with such timing factors could have a material adverse effect on our results of operations and financial condition. In periods of economic slowdown in the communications industry, which may recur in the current economic climate, our typical sales cycle lengthens, which means that the average time between our initial contact with a prospective customer and the signing of a sales contract increases. The lengthening of our sales and strategic mobile partnership cycle could reduce growth in our revenue in the future. In addition, the lengthening of our sales and strategic mobile partnership cycle contributes to an increased cost of sales, thereby reducing our profitability.

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Because most of our business is conducted outside the US, fluctuations in foreign currency exchange rates versus the US Dollar could adversely affect our (reported) results of operations.

Currently most of our net revenue, expenses and capital expenditures are derived and incurred from sales and operations outside the US, whereas the reporting currency for our consolidated financial statements is the US Dollar (“USD”). The local currency of each country is the functional currency for each of our respective entities operating in that country, where the Euro is the predominant currency. Considering the fact that most income and expenses are not subject to relevant exchange rate differences, it is only at a reporting level that the translation needs to be made to the reporting unit of USD. In the future, we expect to continue to derive a significant portion of our net revenue and incur a significant portion of our operating costs outside the US, and changes in exchange rates have had and may continue to have a significant, and potentially distorting effect (either negative or positive) on the reported results of operations, not necessarily being the result of operations in real terms. Our primary risk of loss regarding foreign currency exchange rate risk is caused by fluctuations in the following exchange rates: USD/Euro, USD/Swiss Franc, USD/Chinese Yuan, USD/British pound, USD/Bahraini Dinar, and USD/Mexican peso.

We historically have not engaged in hedging transactions since we primarily operate in same currency countries, currently being the Euro (“EUR”). However, the operations of affiliates and subsidiaries in non-US countries have been funded with investments and other advances denominated in foreign currencies and more recently in USD. Historically, such investments and advances have been long-term in nature, and we have accounted for any adjustments resulting from currency translation as a charge or credit to accumulate other comprehensive loss within the stockholders’ deficit section of our consolidated balance sheets. Although we have not engaged in hedging so far, we continue to assess on a regular basis the possible need for hedging.

We are substantially smaller than our major competitors, whose marketing and pricing decisions, and relative size advantage, could adversely affect our ability to attract and retain customers and are likely to continue to cause significant pricing pressures that could adversely affect our net revenues, results of operations and financial condition.

Our services related to communications software and information systems, outsourced solutions and value added communication services, including our fraud prevention and resolution products are highly competitive and fragmented, and we expect competition to continue to increase. We compete with telecom solution providers, independent software and service providers and the in-house IT and network departments of communications companies as well as firms that provide IT services (including consulting, systems integration and managed services), software vendors that sell products for particular aspects of a total information system, software vendors that specialize in systems for particular communications services (such as Internet, land-line and mobile services, cable, satellite and service bureaus) and companies that offer software systems in combination with the sale of network equipment. Also, in this more fragmented market, larger players exist with associated advantages described earlier which we need to compete against.

We believe that our ability to compete depends on a number of factors, including:

•	the development by others of software products that are competitive with our products and services;
•	the price at which others offer competitive software and services;
•	the ability to make use of the networks of mobile network operators;
•	the technological changes of telecommunication operators affecting our ability to run services over their networks;
•	the ability of competitors to deliver projects at a level of quality that rivals our own;
•	the responsiveness of our competitors to customer needs; and
•	the ability of our competitors to hire, retain and motivate key personnel.

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A number of our competitors have long operating histories, large customer bases, substantial financial, technical, sales, marketing and other resources, and strong name recognition. Current and potential competitors have established, and may establish in the future, cooperative relationships among themselves or with third parties

Our positioning in the marketplace as a smaller provider places a significant strain on our resources, and if not managed effectively, could result in operational inefficiencies and other difficulties.

Our positioning in the marketplace may place a significant strain on our management, operational and financial resources, and increase demand on our systems and controls. To manage this position effectively, we must continue to implement and improve our operational and financial systems and controls, invest in development & engineering, critical systems and network infrastructure to maintain or improve our service quality levels, purchase and utilize other systems and solutions, and train and manage our employee base. As we proceed with our development, operational difficulties could arise from additional demand placed on customer provisioning and support, billing and management information systems, product delivery and fulfillment, sales and marketing and administrative resources.

For instance, we may encounter delays or cost overruns or suffer other adverse consequences in implementing new systems when required. In addition, our operating and financial control systems and infrastructure could be inadequate to ensure timely and accurate financial reporting.

We could suffer adverse tax and other financial consequences if U.S. or foreign taxing authorities do not agree with our interpretation of applicable tax laws.

Our corporate structure is based, in part, on assumptions about the various tax laws, including withholding tax, and other relevant laws of applicable non-US jurisdictions. Foreign taxing authorities may not agree with our interpretations or reach different conclusions. Our interpretations are not binding on any taxing authority and, if these foreign jurisdictions were to change or to modify the relevant laws, we could suffer adverse tax and other financial consequences or have the anticipated benefits of our corporate structure materially impaired.

The current restructuring and reorganization could result in significant disruption of our business and our relationships with our employees, suppliers and customers could be adversely affected.

In 2015 we started to undertake restructuring and reorganization activities in order to improve operating efficiencies and reduce operating costs, including changes in our executive team. Such activities may require significant efforts, including the integration, consolidation and rationalization of product development, sales and marketing efforts and general and administrative activities. These activities could result in the disruption of our business including relationships with employees, suppliers and customers, and result in charges and write-offs, all of which could adversely affect our operating results. There can be no assurance that such activities would be successful or reduce operating costs.

We have recently experienced several changes in our management team and will need to re-align the organization and may need to recruit, hire and retain additional executive talent which may cause disruption in our business.

We had significant changes in executive leadership. In November 2015, Mr. Steven van der Velden resigned as Chairman and Chief Executive Officer. In connection with his resignation, Mr. Robert Hal Turner was appointed Executive Chairman, Mr. Gary Brandt as Chief Restructuring Officer and Mr. Armin Hessler as Chief Operating Officer. In January 2016, Mr. Martin Zuurbier resigned as Chief Technology Officer and Co-President Mobile Platform activities. In addition to the management changes, we commenced in the fourth quarter 2015 a substantial restructuring and rationalization of our operations.

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These changes and the short time interval in which they have occurred have been disruptive to our employees and business and may add to the risk of control failures, including a failure in the effective operation of our internal control over financial reporting or our disclosure controls and procedures. Additionally, it may take time to hire new executives and for the new management team to become sufficiently familiar with our business and each other to effectively develop and implement our business strategies. Accordingly, disruption to our organization as a result of executive management transition could have a material adverse effect on our business, financial condition and results of operations.

Changes to company strategy, which can often times occur with the appointment of new executives, can create uncertainty, may negatively impact our ability to execute quickly and effectively, and may ultimately be unsuccessful. In addition, executive leadership transition periods are often difficult and tension can result from changes in strategy and management style. Management transition inherently causes some loss of institutional knowledge, which can negatively affect strategy and execution. Until we integrate new personnel, and unless they are able to succeed in their positions, we may be unable to successfully manage and grow our business, and our results of operations and financial condition could suffer as a result. In addition, uncertainty regarding the timing or effectiveness of our management transition process may also harm our reputation and adversely affect the trading price of our common stock.

We must attract and retain skilled personnel. If we are unable to hire and retain technical, technical sales and operational employees, our business could be harmed.

Our ability to manage our reorganization and growth will be particularly dependent on our ability to develop and retain an effective sales force and qualified technical and managerial personnel. We need software development specialists with in-depth knowledge of a blend of IT and telecommunications or with a blend of security and telecom. We intend to hire additional necessary employees, including software engineers, communication engineers, project managers, sales consultants, employees and operational employees, on a permanent basis. The competition for qualified technical sales, technical, and managerial personnel in the communications and software industry is intense in the markets where we operate, and we may not be able to hire and retain sufficient qualified personnel. In addition, we may not be able to maintain the quality of our operations, control our costs, maintain compliance with all applicable regulations, and expand our internal management, technical, information and accounting systems in order to support our desired growth, which could have an adverse impact on our operations. Volatility in the stock market and other factors could diminish our use, and the value, of our equity awards as incentives to employees, putting us at a competitive disadvantage or forcing us to use more cash compensation.

If we are not able to use and protect our intellectual property domestically and internationally, it could have a material adverse effect on our business.

Our ability to compete depends, in part, on our ability to use intellectual property internationally. We rely on a combination of patents, copyright, trade secrets and confidentiality, trademarks and licenses to protect our intellectual property. There is limited protection under patent law to protect the source codes we developed or acquired on our platform. The copyright and know-how protection may not be sufficient. Our granted patents and pending patent applications may be challenged. We are also subject to the risks of claims and litigation alleging infringement of the intellectual property rights of others. The telecommunications industry is subject to frequent litigation regarding patent and other intellectual property rights. We rely upon certain technology, including hardware and software, licensed from third parties. The technology licensed by us may not continue to provide competitive features and functionality. Licenses for technology currently used by us or other technology that we may seek to license in the future may not be available to us on commercially reasonable terms or at all.

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We are dependent on two significant customers for our businesses and the loss of one of these customers could have an adverse effect on our business, results of operations and financial condition.

For the quarter ended September 30, 2016, we had two significant customers which in total accounted for approximately 87% of our revenue. Although no other customer accounted for greater than 10% of our net sales during this period, other customers may account for more than 10% of our net sales in future periods. The loss, or reduction in services to, these significant customers or other discontinuation of their relationship with us for any reason, or if either of these significant customers reduces or postpones purchases that we expect to receive, it could have an adverse impact on our business, results of operations and financial condition.

Our success depends on our continued investment in research and development, the level and effectiveness of which could reduce our profitability.

We intend to continue to make investments in research and development and product development in seeking to sustain and improve our competitive position and meet our customers’ needs. These investments currently include streamlining our suite of software functionalities, including modularization and improving scalability of our integrated solutions. To maintain our competitive position, we may need to increase our research and development investment, which could reduce our profitability and cash flows. In addition, we cannot assure you that we will achieve a return on these investments, nor can we assure you that these investments will improve our competitive position or meet our customers’ needs.

Product defects or software errors could adversely affect our business.

Design defects or software errors may cause delays in product introductions and project implementations, damage customer satisfaction and may have a material adverse effect on our business, results of operations and financial condition. Our software systems are highly complex and may, from time to time, contain design defects or software errors that may be difficult to detect and correct. Because our products are generally used by our customers to perform critical business functions, design defects, software errors, misuse of our products, incorrect data from external sources or other potential problems within or outside of our control may arise during implementation or from the use of our products, and may result in financial or other damages to our customers, for which we may be held responsible. Although we have license agreements with our customers that contain provisions designed to limit our exposure to potential claims and liabilities arising from customer problems, these provisions may not effectively protect us against such claims in all cases and in all jurisdictions. Our insurance coverage is not sufficient to protect against all possible liability for defects or software errors. In addition, as a result of business and other considerations, we may undertake to compensate our customers for damages caused to them arising from the use of our products, even if our liability is limited by a license or other agreement. Claims and liabilities arising from customer problems could also damage our reputation, adversely affecting our business, results of operations and the financial condition.

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Risks Related to Our Industry

Changes in the regulation of the telecommunications industry could adversely affect our business, revenue or cash flow.

We operate in a heavily regulated industry. As a provider of mobile communications technology for the telecommunications and financial industry, we are directly and indirectly subject to varying degrees of regulation in each of the jurisdictions in which we provide our services. Local laws and regulations, and the interpretation of such laws and regulations, differ significantly among the jurisdictions in which we operate. Enforcement and interpretations of these laws and regulations can be unpredictable and are often subject to the informal views of government officials. Certain European, foreign, federal, and state regulations and local franchise requirements have been, are currently, and may in the future be, the subject of judicial proceedings, legislative hearings and administrative proposals. Such proceedings may relate to, among other things, the rates we may charge for our local, network access and other services, the manner in which we offer and bundle our services, the terms and conditions of interconnection, unbundled network elements and resale rates, and could change the manner in which telecommunications companies operate. We cannot predict the outcome of these proceedings or the impact they will have on our business, revenue and cash flow.

There can be no assurance that future regulatory changes will not have a material adverse effect on us, or that regulators or third parties will not raise material issues with regard to our compliance or noncompliance with applicable regulations, any of which could have a material adverse effect upon us. Potential future regulatory, judicial, legislative, and government policy changes in jurisdictions where we operate could have a material adverse effect on us. Domestic or international regulators or third parties may raise material issues with regard to our compliance or noncompliance with applicable regulations, and therefore may have a material adverse impact on our competitive position, growth and financial performance.

The market for communications information systems as well as security and fraud prevention services is highly competitive and fragmented, and we expect competition to continue to increase.

We compete with independent software and service providers and with the in-house IT and network departments of communications companies. Our main competitors include firms that provide IT services (including consulting, systems integration and managed services), software vendors that sell products for particular aspects of a total information system, software vendors that specialize in systems for particular communications services (such as Internet, wire line and wireless services, cable, satellite and service bureaus) and network equipment providers that offer software systems in combination with the sale of network equipment. We also compete with companies that provide digital commerce software and solutions.

The telecommunications industry is rapidly changing, and if we are not able to adjust our strategy and resources effectively in the future to meet changing market conditions, we may not be able to compete effectively.

The telecommunications industry is changing rapidly due to deregulation, privatization, consolidation, technological improvements, availability of alternative services such as mobile, broadband, DSL, Internet, VOIP, and wireless DSL through use of the fixed wireless spectrum, and the globalization of the world’s economies. In addition, alternative services to traditional land-line services, such as mobile, broadband, Internet and VOIP services, have shown a competitive threat to our legacy land-line traffic business. If we do not continue to invest and exploit our contemplated plan of development of our communications information systems, outsourced solutions and value added communication services to meet changing market conditions, or if we do not have adequate resources, we may not be able to compete effectively in providing technology solutions to our customers. The telecommunications industry is marked by the introduction of new product and service offerings and technological improvements. Achieving successful financial results will depend on our ability to anticipate, assess and adapt to rapid technological changes, and offer, on a timely and cost-effective basis, services including the bundling of multiple services into our technology platforms that meet evolving industry standards. If we do not anticipate, assess or adapt to such technological changes at a competitive price, maintain competitive services or obtain new technologies on a timely basis or on satisfactory terms, our financial results may be materially and adversely affected.

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If we are not able to operate a cost-effective network, we may not be able to grow our business successfully.

Our long-term success depends on our ability to design, implement, operate, manage and maintain a reliable and cost-effective network. In addition, we rely on third parties to enable us to expand and manage our global network and to provide local, broadband Internet and mobile services.

Risks Related to Our Capital Stock

We could issue additional Common Stock, which might dilute the book value of our capital stock.

Our board of directors has authority, without action or vote of our stockholders, to issue all or a part of our authorized but unissued shares of Common Stock. Any such stock issuance could be made at a price that reflects a discount or a premium to the then-current trading price of our Common Stock. In addition, in order to raise future capital, we may need to issue securities that are convertible into or exchangeable for a significant amount of our Common Stock. These issuances, if any, would dilute your percentage ownership interest in the company, thereby having the effect of reducing your influence on matters on which stockholders vote. You may incur additional dilution if holders of stock options, whether currently outstanding or subsequently granted, exercise their options, or if warrant holders exercise their warrants to purchase shares of our Common Stock. As a result, any such issuances or exercises would dilute your interest in the company and the per share book value of the Common Stock that you owned, either of which could negatively affect the trading price of our Common Stock and the value of your investment.

Our board of directors has the power to designate a series of Preferred Stock without shareholder approval that could contain conversion or voting rights that adversely affect the holders of our Common Stock.

Our Certificate of Incorporation authorize the issuance of capital stock including 50,000,000 undesignated preferred shares, and empower our Board to prescribe by resolution and without stockholder approval, subject to the rules of the Exchange, a class or series of such preferred shares, including the number of shares in the class or series and the voting powers, designations, rights, preferences, restrictions and the relative rights in each such class or series thereof. The creation and issuance of any such preferred shares could dilute your voting and ownership interest our company, the value of your investment, the trading price of our Common Stock and any cash (or other form of consideration) that you would otherwise receive upon the liquidation of the Company.

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If we cannot regain compliance with certain listing standards of the NYSE MKT LLC (the “Exchange”) by September 30, 2016 and certain other listing standards of the Exchange by November 27, 2017, we will be delisted which would adversely affect the price of our Common Stock and our liquidity.

On May 26, 2016, we received a notice from the Exchange indicating that we are not currently in compliance with the Exchange’s continued listing standards as set forth in Section 1003(a)(iii) of the NYSE MKT Company Guide (the “Company Guide”), which provides that the Exchange will consider delisting an issuer if the issuer has sustained losses from continuing operations and/or net losses in five most recent fiscal years and the issuer stockholders’ equity is less than $6,000,000. The notice provides that we are not in compliance with Section 1003(a)(iii) since we reported stockholders’ equity of $5.4 million as of March 31, 2016 and had net losses in our five most recent fiscal years ended December 31, 2015. On August 8, 2016, we received a separate notice from the Exchange indicating that we are not currently in compliance with the Exchange’s continued listing standards as set forth in Section 1003(a)(iv) of the Company Guide, since we have sustained losses which are substantial in relation to our overall operations or our existing financial resources, or our financial condition has become sufficiently impaired that it appears questionable, in the opinion of the Exchange, as to whether we will be able to continue operations and/or meet our obligations as they mature. We must be in compliance by November December 31, 2016. If we are not in compliance at either of these deadlines, or if our plans of compliance do not sufficiently demonstrate to the Exchange that we have or will take the steps necessary to become compliant, the Exchange will delist our Common Stock. Delisting from the Exchange could adversely affect our ability to raise additional financing through the public or private sale of equity securities, would significantly affect the ability of investors to trade our securities and would negatively affect the value and liquidity of our Common Stock. Delisting could also have other negative results, including the potential loss of confidence by employees, the loss of institutional investor interest and fewer business development opportunities.

As a “thinly-traded” stock, large sales can place downward pressure on our stock price.

Our stock experiences periods when it could be considered “thinly traded”. Financing transactions resulting in a large number of newly issued shares that become readily tradable, or other events that cause current stockholders to sell shares, could place further downward pressure on the trading price of our stock. In addition, the lack of a robust resale market may require a stockholder who desires to sell a large number of shares to sell the shares in increments over time to mitigate any adverse impact of the sales on the market price of our stock.

Shares eligible for future sale may adversely affect the market for our Common Stock.

As of September 30, 2016 there are 18,390,074 options and 20,395,398 warrants to purchase shares of our Common Stock outstanding. All of the shares issuable from exercise have been registered and are freely traded. Options are exercisable at exercise prices between $0.235 and $3.39, the warrants are exercisable at exercise prices between $0.30 and $.93. If and when these securities are exercised into shares of our Common Stock, the number of our shares of Common Stock outstanding will increase. Such increase in our outstanding shares, and any sales of such shares, could have a material adverse effect on the market for our Common Stock and the market price of our Common Stock.

In addition, from time to time, certain of our stockholders may be eligible to sell all or some of their shares of Common Stock by means of ordinary brokerage transactions in the open market pursuant to Rule 144, promulgated under the Securities Act, subject to certain limitations. In general, pursuant to Rule 144, after satisfying a six month holding period: (i) affiliated stockholders (or stockholders whose shares are aggregated) may, under certain circumstances, sell within any three month period a number of securities which does not exceed the greater of 1% of the then outstanding shares of Common Stock or the average weekly trading volume of the class during the four calendar weeks prior to such sale and (ii) non-affiliated stockholders may sell without such limitations, provided that we are current in our public reporting obligations. Rule 144 also permits the sale of securities by non-affiliates that have satisfied a one year holding period without any limitation or restriction. Any substantial sale of our Common Stock pursuant to Rule 144 or pursuant to any resale prospectus may have a material adverse effect on the market price of our securities.

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Because certain principal stockholders own a large percentage of our voting stock, other stockholders’ voting power may be limited.

As of June 30, 2016 two large shareholders, Rising Water Capital and PI-Saffel, owned or controlled approximately 29.9% of our outstanding Common Stock. If those stockholders act together, they will have the ability to have a substantial influence on matters submitted to our stockholders for approval, including the election and removal of directors and the approval of any merger, consolidation or sale of all or substantially all of our assets. As a result, our other stockholders may have little or no influence over matters submitted for shareholder approval. In addition, the ownership of such stockholders could preclude any unsolicited acquisition of us, and consequently, adversely affect the price of our Common Stock. These stockholders may make decisions that are adverse to your interests

We have no dividend history and have no intention to pay dividends in the foreseeable future.

We have never paid dividends on or in connection with our Common Stock and do not intend to pay any dividends to Common Stockholders for the foreseeable future.

THE SECURITIES OFFERED HEREBY AND THE COMMON STOCK UNDERLYING THE NOTES AND WARRANTS INVOLVE A HIGH DEGREE OF RISK AND MAY RESULT IN THE LOSS OF YOUR ENTIRE INVESTMENT. ANY PERSON CONSIDERING THE PURCHASE OF THESE SECURITIES SHOULD BE AWARE OF THESE AND OTHER FACTORS SET FORTH IN THIS MEMORANDUM AND SHOULD CONSULT WITH HIS, HER OR ITS LEGAL, TAX AND FINANCIAL ADVISORS PRIOR TO MAKING AN INVESTMENT IN SECURITIES. THE SECURITIES SHOULD ONLY BE PURCHASED BY PERSONS WHO CAN AFFORD TO LOSE ALL OF THEIR INVESTMENT.

THE SECURITIES OFFERED HEREBY AND THE COMMON STOCK UNDERLYING THE NOTES AND WARRANTS INVOLVE A HIGH DEGREE OF RISK AND MAY RESULT IN THE LOSS OF YOUR ENTIRE INVESTMENT. ANY PERSON CONSIDERING THE PURCHASE OF THESE SECURITIES SHOULD BE AWARE OF THESE AND OTHER FACTORS SET FORTH IN THIS MEMORANDUM AND SHOULD CONSULT WITH HIS, HER OR ITS LEGAL, TAX AND FINANCIAL ADVISORS PRIOR TO MAKING AN INVESTMENT IN SECURITIES. THE SECURITIES SHOULD ONLY BE PURCHASED BY PERSONS WHO CAN AFFORD TO LOSE ALL OF THEIR INVESTMENT.

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